                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            TCW GALILEO FUNDS, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                            TCW GALILEO FUNDS, INC.
             TCW GALILEO LONG-TERM MORTGAGE BACKED SECURITIES FUND
                     865 SOUTH FIGUEROA STREET, 18TH FLOOR
                         LOS ANGELES, CALIFORNIA  90017


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS




     Notice is hereby given that a Special Meeting of Shareholders of the TCW Galileo Long-Term Mortgage Backed Securities Fund of TCW Galileo Funds, Inc. (the "Fund") will be held at the offices of the Fund on February 1, 1996 at 10:00 a.m. (Pacific time) for the following purpose:

     1.   To approve a modification to the Fund's investment objective.

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on November 30, 1995 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                 By order of the Board of Directors



                                 Philip K. Holl
                                 Secretary



          PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS ENABLING YOUR FUND TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            TCW GALILEO FUNDS, INC.
             TCW GALILEO LONG-TERM MORTGAGE BACKED SECURITIES FUND
                     865 SOUTH FIGUEROA STREET, SUITE 1800
                         LOS ANGELES, CALIFORNIA  90017


                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 1, 1996

                                PROXY STATEMENT

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of TCW Galileo Funds, Inc. ("Company") on behalf of the TCW Galileo Long-Term Mortgage Backed Securities Fund ("Fund") for use at the special meeting of shareholders and at any adjournment thereof. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A shareholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company an instrument revoking the proxy, or by submitting a proxy bearing a later date, or by attending and voting at the meeting.

          The cost of soliciting proxies for this Special Meeting of Shareholders, consisting principally of printing and mailing expenses, will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers and employees of the Fund and its investment adviser or distributor without special compensation therefor. The first mailing of this proxy statement is expected to be made on or about January 2, 1996.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

          The Board of Directors has fixed the close of business on November 30, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment. As of the record date, there were outstanding 7,900,072.639 shares of the Fund. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

          As of the record date, the following persons owned of record 5% or more of the Fund's outstanding shares: First Interstate Bank of Oregon, Custodian, Alliance Healthcare Foundation, Portland, Oregon (5.42%); Catholic Health Corporation Retirement Plan; Omaha, Nebraska (15.14%); Catholic Health Corporation Health Services Self Protected Fund, Omaha, Nebraska (13.11%); Firnap & Co., c/o First Interstate Bank, Portland, Oregon (10.43%); Genesee Corp., Rochester, New York (8.69%); Bank of California, Custodian, Leavey Foundation Trust, Los Angeles, California (6.47%); USNB of Oregon, Custodian, Sierra Health Foundation, Portland, Oregon (12.56%); and United Negro College Fund Campaign 2000, Fairfax, Virginia (5.46%). The officers and directors of the Fund, together, owned less than 1% of the Fund's outstanding shares on the record date.

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           If a quorum (more than one third of the outstanding voting shares) is represented at the meeting, the affirmative vote of a majority of the shares of the Fund represented at the meeting is required to approve the sub-advisory agreements. A majority of the outstanding voting shares means (i) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares are present or represented by proxy, or (ii) more than 50% of all outstanding voting shares of the Fund.

           1. TO APPROVE A MODIFICATION TO THE FUND'S INVESTMENT OBJECTIVE.

           The Fund's current investment objective states that:

           [The Fund] seeks, in addition to income, a total rate of return in excess of the Salomon Brothers Broad Investment Grade Index by investing at least 65% of its total assets in long-term mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the federal government, its agencies or instrumentalities or federal government sponsored corporations.


           The proposed modification to the Fund's investment objective would eliminate any reference to the Salomon Brothers Broad Investment Grade Index and would provide that the Fund seek, in addition to income, capital appreciation. In addition, the modification would reference the mortgage backed securities the Fund may invest in as United States government securities rather than federal government securities and would also state that the Fund may invest in privately issued mortgage backed securities rated Aa or higher by Moody's or AA or higher by S&P; an investment practice currently permitted the Fund. No change is being made to the Fund's fundamental policy that at least 65% of its total assets be invested in mortgage backed securities issued by the U.S. government or secured by collateral that is guaranteed by the U.S. government. The proposed modification to the Fund's investment objective is set forth below. Material that is changed is underlined.
                   ----------

           The Fund seeks current income and capital appreciation by investing
                          -------        -------------------------------------
           in a portfolio that may include the full range of maturities and
           ----------------------------------------------------------------
           types of mortgage-backed securities guaranteed by, or secured by
           -----
           collateral that is guaranteed by, the United States government, its
                                                 -------------
           agencies, instrumentalities or its sponsored corporations, and in
                                                                      ------
           privately issued mortgage backed securities rated Aa or higher by
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           Moody's or AA or higher by S&P.
           -------------------------------
           The principal reason for the Board of Directors adopting the proposed change is to eliminate the inconsistency between the Fund's comparative benchmark and the index cited in the Fund's current investment objective. The Fund uses as its comparative performance benchmark the Lehman Brothers Mortgage-Backed Index whose securities composition more closely resembles that of the Fund than the Salomon Brothers Broad Investment Grade Index. Modifying the Fund's investment objective would eliminate this inconsistency. A secondary reason for the proposed change is that the Fund's investment objective would state that the Fund may invest in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P; an investment practice permitted by the Fund's current investment policies. The Board of Directors also recognized that the proposed modification would not affect the Fund's existing operations.

          In approving the proposed modification, the Board of Directors noted that the change would not affect the Fund's investment policies, practices and restrictions. In this regard, the Board of Directors believes that the proposed modification to the Fund's investment objective will more clearly reflect the Fund's investment philosophy and strategy.

          THE INDEPENDENT DIRECTORS UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE MODIFICATION TO THE FUND'S INVESTMENT OBJECTIVE.

          THE ADVISER.

          TCW Funds Management, Inc. is the Fund's adviser. The Adviser, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc., a Nevada corporation, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of June 30, 1995, the Adviser and its affiliates had total assets under management or committed to management of approximately $50 billion. The principal business address of the Adviser is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and its Principal Executive Officers and directors are as follows: Thomas E. Larkin, Jr., Chairman; Marc I. Stern, President; and Alvin R. Albe, Jr., Executive Vice President, Finance & Administration. Mr. Larkin is President of Trust Company of the West and a Vice Chairman of TCW Asset Management Company ("TAMCO"). Mr. Stern is an Executive Vice President of Trust Company of the West and a Vice Chairman of TAMCO. Mr. Albe is Executive Vice President, Finance & Administration of Trust Company of the West and TAMCO. Mr. Robert Day may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Robert Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc.

          DISTRIBUTOR.

          The Distributor of the Fund's shares is TCW Brokerage Services, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

          2.  OTHER BUSINESS.

          Management knows of no other matters which may be presented at the Special Meeting. However, if any matters not now known properly come before the meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

          SUBMISSION OF SHAREHOLDER PROPOSALS.

          The Company does not hold annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Company (if any) should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Proxy Statement.

          ADJOURNMENT

          In the event that sufficient votes in favor of the proposals set forth in this Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any of such proposals.

                                 By Order of the Board of Directors



                                 PHILIP K. HOLL
                                 Secretary


January 2, 1996

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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COPIES OF THE FUND'S ANNUAL REPORT FOR THE YEAR ENDED OCTOBER 31, 1995 ARE
AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING THE FUND AT 865 SOUTH FIGUEROA STREET, LOS ANGELES, CALIFORNIA 90017 OR TELEPHONING IT AT 1-800-386-3829.
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

                            TCW GALILEO FUNDS, INC.
             TCW GALILEO LONG-TERM MORTGAGE BACKED SECURITIES FUND


               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 1, 1996

                                     PROXY


          The undersigned hereby appoints MICHAEL E. CAHILL, PHILIP K. HOLL, RONALD E. ROBISON, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW Galileo Funds, Inc. - TCW Galileo Long-Term Mortgage Backed Securities Fund to be held on February 1, 1996, at 10:00 a.m., Pacific time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated January 2, 1996.

THIS PROXY IS SOLICITED BY THE DIRECTORS. IF NO SPECIFICATION IS MADE THEREON, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     1.   To Approve a Modification to the Fund's Investment Objective:

          For [_]     Against [_]   Abstain [_]

     2.   To Transact Any Other Business as may Properly Come Before the
          Meeting:

          For [_]     Against [_]   Abstain [_]

                                               Please sign personally, If the
                                               shares are registered in more
                                               than one name, each joint owner
                                               or each fiduciary should sign
                                               personally. Only authorized
                                               officers should sign for
                                               corporations.

                                               Date:
                                                    ------------------------

                                               -----------------------------
                                               Signature


                                               -----------------------------
                                               Signature
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                IMPORTANT:  PLEASE MARK, SIGN, DATE AND RETURN
                   THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                       5